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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 22, 2003




                          ROCHESTER MEDICAL CORPORATION
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             (Exact name of registrant as specified in its charter)



        Minnesota                        0-18933                 41-1613227
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission file number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)



               One Rochester Medical Drive, Stewartville, MN 55976
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (507) 533-9600
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1      Press Release, dated July 22, 2003, issued by
                   Rochester Medical Corporation


ITEM 9.    REGULATION FD DISCLOSURE.

         On July 22, 2003, the Company issued a press release announcing operating results for its second quarter ending June 30, 2003. A copy of the press release is filed herewith as Exhibit 99.1 to this report and is incorporated herein by reference.

         The information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

July 24, 2003

                                            ROCHESTER MEDICAL CORPORATION



                                            By: /s/ David A. Jonas
                                                --------------------------------
                                                David A. Jonas
                                               Chief Financial Officer



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                                  EXHIBIT INDEX

         Exhibit No.           Description
         -----------           -----------
          99.1                 Press Release, dated July 22, 2003, issued by
                               Rochester Medical Corporation